Exhibit 10.1

EXECUTIVE EMPLOYMENT AGREEMENT

XBiotech Inc. (“Company”) and Jan-Paul Simard (“Executive”) (collectively the “Parties”) hereby enter into this Executive Employment Agreement (the “Agreement”) on this 26th day of October, 2026 (the “Effective Date”). In consideration of the promises contained in this Agreement, and the additional consideration referenced below, the Parties agree as follows:

WHEREAS, the Company and Executive desire to enter into this Agreement to set forth the terms of Executive’s employment with the Company, effective as of the Effective Date.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                  Term of Agreement. The terms of this Agreement will commence as of the Effective Date and continue until terminated as provided in this Agreement (the “Term”).

2.                  Position and Duties.

(a)               The Executive will serve as Co-Chief Executive Officer (“Co-CEO”) of the Company.

(b)               The Executive’s responsibilities as Co-CEO will include providing the strategic vision and operational oversight of the company, in collaboration with Co-CEO Sushma Shivaswamy. The Executive will act in the best interests of the Company and, except as may be specifically permitted by the Company in writing, will not engage in any other business that, individually or in the aggregate, materially interferes with the performance of Executive’s duties, responsibilities and obligations under this Agreement. The Executive will perform the Executive’s duties, responsibilities and functions on behalf of the Company.

3.                  Compensation.

(a)               The Executive’s annual base salary (“Base Salary”) for the Term will be USD $150,000.00, to be prorated for calendar year 2026 based on the time remaining between the Effective Date and December 31, 2026. The Executive’s Base Salary will be paid twice monthly in accordance with the Company’s payroll policy (and subject to deductions for taxes and other withholdings as required by law or the policies of the Company). Beginning on January 1, 2028, the Base Salary going forward may be increased, or left unchanged, by the Compensation Committee or Board of Directors (“Board”) based on any factors the Compensation Committee or Board deem appropriate under the circumstances. The Compensation Committee and Board shall have discretion to award Executive annual merit-based bonuses consistent with the Compensation Committee’s charter and the directors’ business judgment.

(b)               On the Effective Date, pursuant to the 2025 Equity Incentive Plan, the Company shall grant Executive options (the “Options”) to purchase 2,000,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the Effective Date (the “Exercise Price”). The Options shall expire ten years after the Effective Date (the “Option Period”) and shall be exercisable at the Exercise Price for the duration of the Option Period, subject to the following vesting conditions: (i) 1/6 of the Options shall vest on the 180th date after the Effective Date, with an additional 1/6 of the Options vesting at each six-month interval thereafter (each such vesting date, a “Vesting Date,” and each such six-month vesting period, a “Vesting Period”), such that all options vest within three years after the Effective Date (the “Three-Year Vesting Period”) (such date of full vesting, the “Full Vesting Date”);

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(ii) notwithstanding anything to the contrary in the preceding clause, if a Cessation of Employment (as defined in Section 7) occurs prior to the Full Vesting Date, Executive shall retain a percentage of Options equivalent to the proportion of the Three-Year Vesting Period for which Executive was employed at the Company (such retained Options, the “Retained Options”), with any unvested Retained Options vesting at the next Vesting Date, and with all other Options immediately forfeited other than the Retained Options. The Executive shall comply with all provisions of the 2025 Equity Incentive Plans with respect to the Options. To the extent the percentages or calculations in this paragraph result in a fractional Option vesting for any Vesting Period or being retained as part of the Retained Options, such number shall be rounded down to the nearest whole number. For sake of clarity, this Agreement and Executive’s employment with the Company shall continue in perpetuity until there is a Cessation of Employment or Amendment pursuant to Section 7 of this Agreement, notwithstanding the expiration of the Three-Year Vesting Period.

4.                  Benefits. The Executive shall be guaranteed to receive all benefits offered by the Company during the Term.

5.                  Expenses. The Company will reimburse the Executive for all reasonable and documented expenses incurred by the Executive in connection with the performance of the Executive’s duties and responsibilities under this Agreement, in accordance with the Company’s policies and procedures in effect from time to time. The Company shall reimburse the Executive for the reasonable and documented cost of his business use of John Simard’s private aircraft.

6.                  Directors’ and Officers’ Liability Insurance. The Company may provide Executive with directors’ and officers’ liability insurance under the policies for such insurance arranged by the Company from time to time upon such terms and in such amounts as the Company’s Board of Directors may reasonably determine in its discretion.

7.                  Termination.

(a)               The Executive’s employment with the Company will end upon the earliest of: (i) the Executive’s death or Disability (as defined in Section 7(b)), (ii) the Executive’s resignation or retirement, or (iii) the Executive’s termination by the Company (any cessation of employment under subparts (i), (ii), or (iii) collectively, a “Cessation of Employment”). Executive understands and agrees that the Company may terminate Executive’s employment at any time and for any reason by a vote of the Board of Directors or by any other lawful means under the Company’s Articles or the laws of British Columbia. Except for termination by reason of the Executive’s death, any termination of the Executive’s employment by either Party shall be communicated by Notice of Termination to the other Party. For purposes of this Agreement, “Notice of Termination” shall mean notice in writing, which shall be provided pursuant to Section 17 of the Agreement.

(b)               For purposes of this Agreement, “Disability” means that, during the term of Executive’s employment under this Agreement, Executive dies or becomes disabled and unable to perform the essential functions of the Executive’s then-existing position or positions under this Agreement (the “Functions”) with or without reasonable accommodation for a period of 180 or more days (which need not be consecutive) in any 12-month period. If any question arises as to whether the Executive has a Disability, the Executive may, and at the request of the Company will, submit to the Company a certification in reasonable detail by a physician selected by the Company and reasonably acceptable to Executive or the Executive’s guardian as to whether the Executive has a Disability, and such certification will for the purposes of this Agreement be conclusive of the issue.

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The Executive will cooperate with any reasonable request of the physician in connection with such certification. If such question arises and the Executive fails to submit such certification, the Company’s determination of such issue will be binding on the Executive. Nothing in this Section 7(b) will be construed to waive the Executive’s rights, if any, under existing law including the Family and Medical Leave Act of 1993, 29 U.S.C. §2601 et seq. and the Americans with Disabilities Act, 42 U.S.C. §12101 et seq.

(c)               Subject to the provisions of Section 7(d) below, this Agreement shall continue in perpetuity until a Cessation of Employment or until amended in writing by mutual agreement of the Parties (an “Amendment”). The Company may propose an Amendment at any time and, if it desires to continue employing Executive after the Three-Year Vesting Date, should endeavor to propose an Amendment six months before the Three-Year Vesting Date to govern Executive’s employment after the Three-Year Vesting Date. Nothing in this Agreement shall be construed as requiring the Company to propose, enter into, or agree to an Amendment.

(d)               Upon Cessation of Employment or Amendment, unless the Parties expressly and mutually agree in writing to the contrary, all provisions of this Agreement shall terminate and become null and void except for Sections 3(a) (solely as to any unpaid amounts of Base Salary for the time period before the Cessation of Employment), 3(b), 5 (solely as to any unpaid Expenses that were properly incurred prior to the Cessation of Employment), and 7-17 (such sections collectively, and subject to any limitations set forth in this sentence, the “Surviving Provisions”), which shall survive the Cessation of Employment or Amendment and shall remain enforceable.

8.                  Restrictive Covenant. Executive agrees that he will not, either alone or in partnership or in conjunction with any person, firm, corporation, syndicate, association or any other entity or group, whether as principal, agent, employee, director, officer, shareholder, consultant or in any capacity or manner whatsoever, whether directly or indirectly, prior to any Cessation of Employment:

(a)               carry on or be engaged in, or advise, provide services to, be employed by, consult with, invest in or give financial assistance to, any business, enterprise or other entity that is involved in a business that is competitive with or similar to the Company’s business; provided, however, that the foregoing will not prohibit Executive from acquiring, solely as an investment and through market purchases, securities of any such enterprise or undertaking that is publicly traded, so long as Executive is not part of any control group of such entity and such securities, which if converted, do not constitute more than 5% of the outstanding voting power of that entity;

(b)               approach or contact any client of the Company for the purpose of inducing that client to reduce the client’s level of business with the Company or to encourage the client to start doing business or to increase the client’s level of business with any other person or entity when such a change may negatively affect the opportunity of the Company to maintain or increase its level of business with the client; or

(c)               persuade or attempt to persuade any employee(s) of the Company to join a competing entity, provided that this restriction shall not be construed to interfere with Executive’s ability to make hiring, termination, and employment-related decisions in his executive role with the Company.

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9.                  Entire Agreement. No representation, promise, understanding, or warranty not set forth herein has been made or relied upon by either party in making this Agreement. This Agreement shall continue to apply if the Executive occupies a different position with the Company. No modification, amendment or addition will be valid, unless set forth in writing and signed by the party against whom enforcement of any such modification, amendment or addition is sought. This Agreement supersedes any prior agreements between the Company and the Executive except as explicitly set forth herein.

10.              Assignment of Agreement. The Company may assign all or a portion of this Agreement, its rights, interests and remedies under this Agreement, and its obligations under this Agreement, at any time in the discretion of the Company.  The validity of this Agreement will not be affected by the sale (whether via a stock or asset sale), merger, or any other change in ownership or organization of the Company, including its successors, subject to any Change of Control rights provided in this Agreement.  Executive understands that the Executive’s obligations under this Agreement are personal, and that the Executive may not assign this Agreement, or any of the Executive’s rights, interests, or obligations under this Agreement.

11.              Non-Waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder, will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein will be cumulative and in addition to any rights or remedies provided by law or equity.

12.              Governing Law. This Agreement will be governed by and construed in accordance with the laws of British Columbia, without giving effect to any conflict of law principles.

13.              Consent To Jurisdiction. The Parties expressly consent to the exclusive jurisdiction of British Columbia to resolve any and all disputes arising under this Agreement and hereby irrevocably waive any right that they might have to object to jurisdiction or venue within such court or any defense based on the doctrine of forum non conveniens, unless such provision would invalidate this Agreement, in which case the laws of the state in which the Executive works shall govern. The Parties also agree that any and all disputes arising under this Agreement may be resolved in a provincial or federal court located in Vancouver, British Columbia and shall not be subject to arbitration irrespective of any other agreement.

14.              Counterparts & Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.  Facsimile, electronic (PDF, etc.) and other copies or duplicates of this Agreement are valid and enforceable as originals. Similarly, Agreements signed by hand, electronically (DocuSign or similar service), or, on behalf of Company, by signature stamp, are valid and enforceable as original signatures.

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15.              Notice of Immunity. Executive understands that nothing in this Agreement is intended to prohibit the Executive from disclosing information, including Proprietary Information, which is permitted to be disclosed by the Federal Defend Trade Secrets Act, which provides that an individual may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret (a) made in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the Executive understands that if the Executive files a lawsuit against the Company for retaliation based on the reporting of a suspected violation of law, the Executive may disclose a trade secret to the Executive’s attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. To the extent the Executive suspects a violation of the law, the Executive should report their suspicion to the Board or Audit Committee of the Company or in accordance with relevant Company policies.

16.              Fair Meaning. The language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

17.              Notices. All notices required to be sent under this Agreement shall be in writing and shall be delivered to Executive and the Company at the contact information furnished by each Party to the other Party in writing, and to the authorized representative of Executive or Executive’s estate, provided that Executive furnishes the name and contact information for such authorized representative(s) in writing to the Company.

18.              Prevailing Party Fees. If any action at law or in equity is brought to enforce or interpret the rights arising out of or relating to this Agreement, the prevailing party in such action will be entitled to recover its reasonable attorneys’ fees, costs, and expenses incurred in connection with such action from the non-prevailing party, in addition to any other relief to which it may be entitled.

[signature page follows]

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By executing this Agreement below, the Parties confirm they have read, understood, and voluntarily agreed to be bound by the entire Agreement.

EXECUTIVE:

Jan-Paul Simard

Dated: October 26, 2026

COMPANY:

XBIOTECH, INC.

By:
Name:
Title: Chair of Compensation Committee, on behalf of the Board of Directors

Dated: October 26, 2026

[Signature Page to Employment Agreement]